Exhibit 99.1

EARNINGS RELEASE

CONTACT

Denis J. Duncan

Chief Financial Officer

(615) 732-7492

CapStar Financial Holdings, Inc. Reports Year End 2020 Results

NASHVILLE, TN, January 28, 2021 GlobeNewswire -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) today reported net income of $9.7 million or $0.44 per diluted share, for the quarter ended December 31, 2020, compared with net income of $5.4 million or $0.29 per diluted share, for the quarter ended December 31, 2019. Annualized return on average assets and return on average equity for the quarter ended December 31, 2020 was 1.27% and 11.30%, respectively. Excluding fourth quarter merger-related charges of $2.1 million, operating(1) diluted earnings per share were $0.51, return on average assets was 1.48%, and return on average tangible equity was 15.38%.

For the year ended December 31, 2020, the company reported net income of $24.7 million or $1.22 per diluted share compared with net income of $22.4 million, or $1.20 per diluted share, for the year ended December 31, 2019. Return on average assets and return on average equity for the year ended December 31, 2020 was 0.94% and 9.55%, respectively. Excluding merger-related charges of $5.4 million, operating(1) diluted earnings per share were $1.42, return on average assets was 1.09%, and return on average tangible equity was 11.09%.

“I would like to thank our employees for their tireless work over the past year in helping our clients and communities,” said Timothy K. Schools, chief executive officer. “As a result of their tremendous efforts and our solid risk management culture in a challenging and uncertain operating environment, we are pleased to report strong 2020 and fourth quarter financial results, led by high performance in our mortgage and tri-net divisions. During the year, we made progress in advancing several strategic initiatives, including the continued refocus on providing core banking services to our local markets, integrating and expanding our recent East Tennessee expansion with the addition of Knoxville and completion of our FCB acquisition, and strengthening our balance sheet management capabilities. Importantly, as part of our mission, we made extra efforts to support our employees, clients, and communities as we all manage through the current pandemic. We are proud to have maintained full employment and compensation, offer flexible work programs, and participate in loan assistance and deferral programs. Together, with our client-centric banking model, stable and growing markets, and key strategic initiatives, we are optimistic about our future prospects and enhanced opportunities to serve our clients.”

Profitability

•

Annualized return on average assets for the three months ended December 31, 2020 was 1.27% compared to 1.06% for the same period in 2019. Operating(1) annualized return on average assets for the three months ended December 31, 2020 was 1.48% compared to 1.08% for the same period in 2019. Operating(1) annualized pre-tax pre-provision income to average assets for the three months ended December 31, 2020 was 1.93% compared to 1.41% for the same period in 2019.

•

Annualized return on average equity for the three months ended December 31, 2020 was 11.30% compared to 7.92% for the same period in 2019. Operating(1) annualized return on average tangible equity for the three months ended December 31, 2020 was 15.38% compared to 9.69% for the same period in 2019.

(1) Operating measures exclude merger-related expenses unrelated to CapStar’s normal operations. For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

•	Net interest margin was 3.12% for the three months ended December 31, 2020 compared to 3.49% for the same period in 2019.
•

The efficiency ratio for the three months ended December 31, 2020 was 63.02% compared to 68.46% for the same period in 2019. The operating(1) efficiency ratio for the three months ended December 31, 2020 was 56.85% compared to 67.73% for the same period in 2019.

Growth

•	Pre-tax pre-provision earnings for the quarter ended December 31, 2020 increased 79% to $12.6 million, compared to $7.0 million for the quarter ended December 31, 2019.
•	End of period deposits for the quarter ended December 31, 2020 decreased $49.5 million or 8% annualized.
•	Excluding PPP loans, end of period loan growth for the quarter ended December 31, 2020, was $19.61 million or 5% annualized.
•	Tangible book value per share for the quarter ended December 31, 2020 increased 7% to $13.36, compared to $12.45 for the quarter ended December 31, 2019.

Soundness

•	The total risk-based capital ratio was 16.03% at December 31, 2020 compared to 13.45% at December 31, 2019.
•

The allowance for loan losses to total loans was 1.23% at December 31, 2020 compared to 0.89% at December 31, 2019. The allowance for loan losses plus the fair value mark on acquired loans to total loans, less PPP loans, was 1.57% at December 31, 2020 compared to 1.13% at December 31, 2019.

•	Non-performing assets to total loans and OREO were 0.28% at December 31, 2020 compared to 0.18% at December 31, 2019.
•	Annualized net charge offs to average loans were 0.02% for the three months ended December 31, 2020 compared to 0.06% for the same period in 2019.

Dividend

On January 28, 2021, the board of directors of CapStar approved a quarterly dividend of $0.05 per common share that will be paid on February 24, 2021 to shareholders of record of CapStar’s common stock as of the close of business on February 10, 2021.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday, January 29, 2021. During the call, management will review the third quarter results and operational highlights. Interested parties may listen to the call by dialing (844) 412-1002. The conference ID number is 1963565. A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events.” An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank. CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service. As of December 31, 2020, on a consolidated basis, CapStar had total assets of $2.98 billion, total loans of $1.89 billion, total deposits of $2.57 billion, and shareholders’ equity of $343.49 million. Visit www.capstarbank.com for more information.

FORWARD-LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof), whether as a result of new information, future events, or otherwise.

NON-GAAP MEASURES

This release includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” and “Tangible common equity to tangible assets.”

Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Fourth quarter 2020 Earnings Release

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Interest income:
Loans, including fees	$22,653	$20,233	$84,272	$82,828
Securities:
Taxable	1,412	1,077	4,863	4,619
Tax-exempt	354	347	1,342	1,438
Federal funds sold	—	—	—	26
Restricted equity securities	155	171	576	755
Interest-bearing deposits in financial institutions	158	377	799	1,881
Total interest income	24,732	22,205	91,852	91,547
Interest expense:
Interest-bearing deposits	497	2,015	3,868	7,538
Savings and money market accounts	377	1,821	5,196	7,266
Time deposits	1,121	1,626	5,317	7,542
Federal funds purchased	—	—	—	4
Securities sold under agreements to repurchase	—	—	—	5
Federal Home Loan Bank advances	8	162	356	1,444
Subordinated notes	398	—	792	—
Total interest expense	2,401	5,624	15,529	23,799
Net interest income	22,331	16,581	76,323	67,748
Provision for loan losses	184	—	11,479	761
Net interest income after provision for loan losses	22,147	16,581	64,844	66,987
Noninterest income:
Treasury management and other deposit service charges	964	736	3,494	3,135
Interchange and debit card transaction fees	782	928	3,172	3,251
Mortgage banking income	5,971	2,316	25,034	9,467
Tri-Net fees	1,165	274	3,693	2,785
Wealth management fees	411	407	1,573	1,425
Net gain (loss) on Sale of SBA Loans	916	(20)	1,440	803
Net gain (loss) on sale of securities	51	9	125	(99)
Other noninterest income	1,488	1,069	4,717	3,507
Total noninterest income	11,748	5,719	43,248	24,274
Noninterest expense:
Salaries and employee benefits	11,996	9,318	45,252	35,542
Data processing and software	2,548	1,835	8,865	6,961
Professional fees	370	531	2,224	2,102
Occupancy	975	795	3,590	3,345
Equipment	900	834	3,195	3,723
Regulatory fees	368	28	1,261	591
Merger related expenses	2,105	163	5,390	2,654
Amortization of intangibles	524	397	1,824	1,655
Other operating	1,692	1,365	5,760	5,422
Total noninterest expense	21,478	15,266	77,361	61,995
Income before income taxes	12,417	7,034	30,731	29,266
Income tax expense	2,736	1,613	6,035	6,844
Net income	$9,681	$5,421	$24,696	$22,422
Per share information:
Basic net income per share of common stock	$0.44	$0.30	$1.22	$1.25
Diluted net income per share of common stock	$0.44	$0.29	$1.22	$1.20
Weighted average shares outstanding:
Basic	21,960,184	18,350,994	20,162,038	17,886,164
Diluted	21,978,925	18,443,916	20,185,589	18,613,224

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Fourth quarter 2020 Earnings Release

	Five Quarter Comparison
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
Income Statement Data:
Net interest income	$22,331	$19,656	$17,675	$16,661	$16,581
Provision for loan losses	184	2,119	1,624	7,553	—
Net interest income after provision for loan losses	22,147	17,537	16,051	9,108	16,581
Treasury management and other deposit service charges	964	1,064	691	775	736
Interchange and debit card transaction fees	782	936	729	724	928
Mortgage banking income	5,971	9,686	7,123	2,253	2,316
Tri-Net fees	1,165	668	1,260	599	274
Wealth management fees	411	382	374	407	407
Net gain (loss) on Sale of SBA Loans	916	476	13	35	(20)
Net gain on sale of securities	51	34	13	27	9
Other noninterest income	1,488	1,558	620	1,054	1,069
Total noninterest income	11,748	14,804	10,823	5,874	5,719
Salaries and employee benefits	11,996	12,949	12,305	8,002	9,318
Data processing and software	2,548	2,353	2,100	1,864	1,835
Professional fees	370	638	581	636	531
Occupancy	975	999	797	820	795
Equipment	900	864	680	751	834
Regulatory fees	368	397	333	163	28
Merger related expenses	2,105	2,548	448	290	163
Amortization of intangibles	524	539	375	386	397
Other operating	1,692	1,452	1,315	1,299	1,365
Total noninterest expense	21,478	22,739	18,934	14,211	15,266
Net income before income tax expense	12,417	9,602	7,940	771	7,034
Income tax (benefit) expense	2,736	2,115	1,759	(575)	1,613
Net income	$9,681	$7,487	$6,181	$1,346	$5,421
Weighted average shares - basic	21,960,184	21,948,579	18,307,083	18,392,913	18,350,994
Weighted average shares - diluted	21,978,925	21,960,490	18,320,006	18,443,725	18,443,916
Net income per share, basic	$0.44	$0.34	$0.34	$0.07	$0.30
Net income per share, diluted	0.44	0.34	0.34	0.07	0.29
Balance Sheet Data (at period end):
Cash and cash equivalents	$277,439	$455,925	$368,820	$91,450	$101,269
Securities available-for-sale	486,215	308,337	223,034	219,213	213,129
Securities held-to-maturity	2,407	2,413	2,699	3,306	3,313
Loans held for sale	179,669	198,603	129,807	186,937	168,222
Total loans	1,891,019	1,906,603	1,592,725	1,446,835	1,420,102
Allowance for loan losses	(23,245)	(23,167)	(21,035)	(20,114)	(12,604)
Total assets	2,984,102	3,024,348	2,445,172	2,072,585	2,037,201
Non-interest-bearing deposits	662,934	716,707	546,974	442,789	312,096
Interest-bearing deposits	1,905,067	1,900,835	1,548,592	1,320,920	1,417,355
Federal Home Loan Bank advances and borrowings	39,423	39,418	39,464	10,000	10,000
Total liabilities	2,640,616	2,690,453	2,163,222	1,796,795	1,764,155
Shareholders' equity	$343,486	$333,895	$281,950	$275,790	$273,046
Total shares of common stock outstanding	21,988,803	21,947,805	18,302,188	18,307,802	18,361,922
Book value per share of common stock	$15.62	$15.21	$15.41	$15.06	$14.87
Tangible book value per share of common stock *	13.36	12.92	13.02	12.66	12.45
Market value per common share	14.75	9.81	12.00	9.89	16.65
Capital ratios:
Total risk based capital	16.03%	15.96%	16.76%	13.68%	13.45%
Tier 1 risk based capital	13.52%	13.39%	13.76%	12.56%	12.73%
Common equity tier 1 capital	13.52%	13.39%	13.76%	12.56%	12.73%
Leverage	9.60%	9.23%	10.08%	11.23%	11.37%

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*This metric is a non-GAAP financial measure.  See Non-GAAP disclaimer in this earnings release and below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Fourth quarter 2020 Earnings Release

	Five Quarter Comparison
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
Average Balance Sheet Data:
Cash and cash equivalents	$427,086	$526,409	$257,709	$114,272	$115,100
Investment securities	407,622	323,689	238,762	226,537	225,265
Loans held for sale	165,441	156,123	176,193	180,401	140,731
Loans	1,891,202	1,906,449	1,560,626	1,421,256	1,431,027
Assets	3,028,225	3,043,847	2,350,021	2,059,306	2,030,231
Interest bearing deposits	1,909,692	1,957,259	1,519,877	1,411,666	1,388,496
Deposits	2,613,080	2,648,465	2,031,924	1,735,635	1,711,021
Federal Home Loan Bank advances and other borrowings	39,428	39,431	10,966	20,989	22,391
Liabilities	2,687,516	2,722,341	2,068,408	1,780,756	1,758,663
Shareholders' equity	$340,709	$321,506	$281,614	$278,550	$271,568
Performance Ratios:
Annualized return on average assets	1.27%	0.98%	1.06%	0.26%	1.06%
Annualized return on average equity	11.30%	9.26%	8.83%	1.94%	7.92%
Net interest margin (1)	3.12%	2.72%	3.23%	3.50%	3.49%
Annualized noninterest income to average assets	1.54%	1.93%	1.85%	1.15%	1.12%
Efficiency ratio	63.02%	65.99%	66.44%	63.06%	68.46%
Loans by Type (at period end):
Commercial and industrial	$630,775	$648,018	$621,541	$447,311	$394,408
Commercial real estate - owner occupied	162,603	164,336	147,682	166,652	172,456
Commercial real estate - non-owner occupied	481,229	480,106	408,402	378,170	387,443
Construction and development	174,859	176,751	117,830	141,087	143,111
Consumer real estate	343,791	350,238	238,696	248,243	256,097
Consumer	44,279	42,104	27,542	27,739	28,426
Other	53,483	45,050	31,032	37,633	38,161
Asset Quality Data:
Allowance for loan losses to total loans	1.23%	1.22%	1.32%	1.39%	0.89%
Allowance for loan losses to non-performing loans	483%	787%	705%	550%	861%
Nonaccrual loans	$4,817	$2,945	$2,982	$3,658	$1,464
Troubled debt restructurings	1,928	1,886	1,228	1,306	2,717
Loans - over 89 days past due	4,367	541	639	399	38
Total non-performing loans	4,817	2,945	2,982	3,658	1,464
OREO and repossessed assets	523	171	147	147	1,044
Total non-performing assets	$5,340	$3,116	$3,129	$3,805	$2,508
Non-performing loans to total loans	0.25%	0.15%	0.19%	0.25%	0.10%
Non-performing assets to total assets	0.18%	0.10%	0.13%	0.18%	0.12%
Non-performing assets to total loans and OREO	0.28%	0.16%	0.20%	0.26%	0.18%
Annualized net charge-offs to average loans	0.02%	0.0%	0.18%	0.01%	0.06%
Net charge-offs (recoveries)	$106	$(13)	$703	$43	$224
Interest Rates and Yields:
Loans	4.48%	4.47%	4.50%	5.10%	5.24%
Securities (1)	1.98%	2.18%	2.73%	3.04%	3.00%
Total interest-earning assets (1)	3.45%	3.41%	3.78%	4.56%	4.67%
Deposits	0.30%	0.67%	0.59%	1.14%	1.27%
Borrowings and repurchase agreements	4.09%	5.14%	3.16%	2.77%	2.88%
Total interest-bearing liabilities	0.49%	0.99%	0.81%	1.43%	1.58%
Other Information:
Full-time equivalent employees	380	403	286	288	289

_____________________

This information is preliminary and based on CapStar data available at the time of this earnings release.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Fourth quarter 2020 Earnings Release

	For the Three Months Ended December 31,
	2020			2019
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,891,202	$21,305	4.48%	$1,431,027	$18,884	5.24%
Loans held for sale	165,441	1,348	3.24%	140,731	1,349	3.80%
Securities:
Taxable investment securities (2)	350,644	1,567	1.79%	175,750	1,248	2.84%
Investment securities exempt from federal income tax (3)	56,978	354	3.14%	49,515	347	3.55%
Total securities	407,622	1,921	1.98%	225,265	1,595	3.00%
Cash balances in other banks	394,831	158	0.16%	96,125	377	1.56%
Funds sold	—	—	—	45	—	3.75%
Total interest-earning assets	2,859,096	24,732	3.45%	1,893,193	22,205	4.67%
Noninterest-earning assets	169,129			137,038
Total assets	$3,028,225			$2,030,231
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$828,740	497	0.24%	$566,869	2,015	1.41%
Savings and money market deposits	593,236	377	0.25%	514,896	1,821	1.40%
Time deposits	487,716	1,121	0.91%	306,731	1,626	2.10%
Total interest-bearing deposits	1,909,692	1,995	0.42%	1,388,496	5,462	1.56%
Borrowings and repurchase agreements	39,428	406	4.09%	22,391	162	2.88%
Total interest-bearing liabilities	1,949,120	2,401	0.49%	1,410,887	5,624	1.58%
Noninterest-bearing deposits	703,388			322,524
Total funding sources	2,652,508			1,733,411
Noninterest-bearing liabilities	35,008			25,252
Shareholders’ equity	340,709			271,568
Total liabilities and shareholders’ equity	$3,028,225			$2,030,231
Net interest spread (4)			2.96%			3.09%
Net interest income/margin (5)		$22,331	3.12%		$16,580	3.49%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Fourth quarter 2020 Earnings Release

	Five Quarter Comparison
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
Operating net income:
Net income	$9,681	$7,487	$6,181	$1,346	$5,421
Add: merger related expenses	2,105	2,548	448	290	163
Less: income tax impact of merger related expenses	(550)	(666)	(117)	(76)	(43)
Operating net income	$11,236	$9,369	$6,512	$1,560	$5,541

Operating diluted net income per share of common stock:
Operating net income	$11,236	$9,369	$6,512	$1,560	$5,541
Weighted average shares - diluted	21,978,925	21,960,490	18,320,006	18,443,725	18,443,916
Operating diluted net income per share of common stock	$0.51	$0.43	$0.36	$0.08	$0.30

Operating annualized return on average assets:
Operating net income	$11,236	$9,369	$6,512	$1,560	$5,541
Average assets	$3,028,225	$3,043,847	$2,350,021	$2,059,306	$2,030,231
Operating annualized return on average assets	1.48%	1.22%	1.11%	0.30%	1.08%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$340,709	$321,506	$281,614	$278,550	$271,568
Less: average intangible assets	(50,038)	(50,577)	(43,871)	(44,253)	(44,646)
Average tangible equity	290,671	270,929	237,743	234,297	226,922
Operating net income	$11,236	$9,369	$6,512	$1,560	$5,541
Operating annualized return on average tangible equity	15.38%	13.76%	11.02%	2.68%	9.69%

Operating efficiency ratio:
Total noninterest expense	$21,478	$22,739	$18,934	$14,211	$15,266
Less: merger related expenses	(2,105)	(2,548)	(448)	(290)	(163)
Total operating noninterest expense	19,373	20,191	18,486	13,921	15,103
Net interest income	22,331	19,656	17,675	16,661	16,581
Total noninterest income	11,748	14,804	10,823	5,874	5,719
Total revenues	$34,079	$34,460	$28,498	$22,535	$22,300
Operating efficiency ratio:	56.85%	58.59%	64.87%	61.78%	67.73%

Operating annualized pre-tax pre-provision income to average assets:
Income before income taxes	$12,417	$9,602	$7,940	$771	$7,034
Add: merger related expenses	2,105	2,548	448	290	163
Add: provision for loan losses	184	2,119	1,624	7,553	—
Operating pre-tax pre-provision income	14,706	14,269	10,012	8,614	7,197
Average assets	$3,028,225	$3,043,847	$2,350,021	$2,059,306	$2,030,231
Operating annualized pre-tax pre-provision income to average assets:	1.93%	1.86%	1.71%	1.68%	1.41%

Tangible Equity:
Total shareholders' equity	$343,486	$333,895	$281,950	$275,790	$273,046
Less: intangible assets	(49,698)	(50,222)	(43,633)	(44,008)	(44,393)
Tangible equity	$293,788	$283,673	$238,317	$231,782	$228,653

Tangible Book Value per Share of Common Stock:
Tangible common equity	$293,788	$283,673	$238,317	$231,782	$228,653
Total shares of common stock outstanding	21,988,803	21,947,805	18,302,188	18,307,802	18,361,922
Tangible book value per share of common stock	$13.36	$12.92	$13.02	$12.66	$12.45

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Fourth quarter 2020 Earnings Release

	Five Quarter Comparison
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
Allowance for loan losses	$23,245	$23,167	$21,035	$20,114	$12,604
Purchase accounting marks	3,663	4,013	2,790	3,178	3,473
Allowance for loan losses and purchase accounting fair value marks	26,908	27,180	23,825	23,292	16,077

Loans	1,891,019	1,906,603	1,592,725	1,446,835	1,420,102
Less: PPP Loans net of deferred fees	181,601	216,799	213,064	—	—
Non-PPP Loans	1,709,418	1,689,804	1,379,661	1,446,835	1,420,102

Allowance for loan losses plus fair value marks / Non-PPP Loans	1.57%	1.61%	1.73%	1.61%	1.13%

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Fourth quarter 2020 Earnings Release

	Year Ended
	December 31, 2020	December 31, 2020
Operating net income:
Net income	$24,696	$22,422
Add: merger related expenses	5,390	2,654
Less: income tax impact of merger related expenses	(1,409)	(694)
Operating net income	$28,677	$24,382

Operating diluted net income per share of common stock:
Operating net income	$28,677	$24,382
Weighted average shares - diluted	20,185,589	18,613,224
Operating diluted net income per share of common stock	$1.42	$1.31

Operating return on average assets:
Operating net income	$28,677	$24,382
Average assets	$2,622,635	$2,007,327
Operating return on average assets	1.09%	1.21%

Operating return on average tangible equity:
Average total shareholders' equity	$305,748	$264,124
Less: average intangible assets	(47,202)	(45,256)
Average tangible equity	258,546	218,868
Operating net income	$28,677	$24,382
Operating return on average tangible equity	11.09%	11.14%

Operating efficiency ratio:
Total noninterest expense	$77,361	$61,995
Less: merger related expenses	(5,390)	(2,654)
Total operating noninterest expense	71,971	59,341
Net interest income	76,323	67,748
Total noninterest income	43,248	24,274
Total revenues	$119,571	$92,022
Operating efficiency ratio:	60.19%	64.49%